Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

iClima Distributed Smart Energy ETF (SHFT)

listed on NYSE Arca, Inc.

July 22, 2022

Supplement to the Summary Prospectus dated July 21, 2021,

and the Prospectus and Statement of Additional Information (“SAI”), dated July 14, 2021,

each as previously supplemented

At the request of the investment adviser to the iClima Distributed Smart Energy ETF (the “Fund”), the Board of Trustees of Tidal ETF Trust approved a change in the Fund’s name to the “SoFi Smart Energy ETF.” The name change will be effective August 9, 2022. Accordingly, all references to the Fund’s current name in the Prospectus, Summary Prospectus, and SAI are hereby replaced with the new name.

In addition, as of August 9, 2022, the Fund’s ticker symbol will change as follows:

Current Ticker Symbol (through August 8, 2022)		New Ticker Symbol (effective August 9, 2022)
SHFT	⇒	ENRG

There will be no changes to the Fund’s investment objective, principal investment strategies or portfolio management as a result of the Fund’s name change.

* * * * *

For more information, please contact the Fund at (833) 931-6560.

Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.